SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                          SECURITY CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                  June 27, 1997
                Date of Report (Date of earliest event reported)

         Delaware                    1-7921                    13-3003070
  (State or other juris-           (Commission              (I.R.S. Employer
diction of incorporation)         File Number)            Identification No.)

            1111 North Loop West, Suite 400, Houston, Texas 77008
                  (Address of principal executive offices)

                               (713) 880-7100
            (Registrant's telephone number, including area code)

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS

As previously reported in a Current Report on Form 8-K filed by Security Capital Corporation, a Delaware corporation (the "Company"), on July 10, 1997, on June 27, 1997, Pumpkin Ltd. ("Pumpkin"), a Delaware corporation and a subsidiary of Pumpkin Masters Holdings, Inc., a Delaware corporation, and a subsidiary of the Company, acquired substantially all of the assets and assumed certain liabilities of Pumpkin Ltd. d/b/a Pumpkin Masters, Inc., a Colorado corporation (the "Seller").

The assets purchased consisted of the assets used by the Seller in the conduct of its businesses, including cash, accounts receivable, inventories, prepaid expenses, furniture, fixtures, computer and intellectual property rights and other intangibles. Prior to the acquisition, the Seller was engaged in the business of manufacturing and distributing pumpkin and watermelon carving kits (comprised primarily of tools and patterns) and related accessories. Following the acquisition, Pumpkin has carried on the business previously conducted by the Seller.

As previously reported in a Current Report on Form 8-K filed by the Company on August 10, 1997, on July 17, 1997, the Company's indirect, wholly-owned subsidiary, Foster Insurance Managers, Inc., a Texas corporation ("FIM"), transferred all of its beneficial ownership in Foster Insurance Services, Inc., a Texas corporation ("FIS"), to BMD&B, Inc. (the "Buyer"),a Texas corporation and a wholly-owned subsidiary of Bowen, Miclette, Descant & Britt, Inc. In consideration of such transfer, the Company received $1,314,484.64 (which represents the purchase price of $1,525,845, less the net amount due FIS, Buyer or any of their respective affiliates other than FIM and the Company (collectively, the "Buyer Group") from FIM or the Company, after subtracting all amounts due to FIM or the Company by any of the Buyer Group (including, without limitation, pursuant to the Agency and Management Services Agreement, effective September 1, 1992, as amended to date, between FIM and FIS and the letter agreement, dated June 28, 1994, from Buyer to Capital Partners, Inc. with respect to the institution of a management fee for the collection of life and group commissions), through, at a minimum, June 30, 1997.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements of Business Acquired

            The following financial statements and notes thereto of Pumpkin are included as Appendix I to this Form 8-K/A and are incorporated by reference herein:

            (i) Independent Auditors' Report.

            (ii) Balance Sheets as of January 31, 1996 and 1997 and as of June 27, 1997 (unaudited).

            (iii) Statements of operations for the years ended January 31, 1995, 1996 and 1997 and for the five months ended June 30, 1996 (unaudited) and for the period from February 1, 1997 to June 27, 1997 (unaudited).

            (iv) Statements of changes in stockholders equity for the years ended January 31, 1995, 1996 and 1997 and for the period from February 1, 1997 to June 27, 1997 (unaudited).

            (v) Statements of cash flow for the years ended January 31, 1995, 1996 and 1997 and for the five months ended June 30, 1996 (unaudited) and for the period from February 1, 1997 to June 27, 1997 (unaudited).

            (vi) Notes to financial statements for the years ended January 31, 1995, 1996 and 1997 and for the five months ended June 30 ,1996 (unaudited) and for the period from February 1, 1997 to June 27, 1997 (unaudited).

        (b) Pro Forma Financial Information.

            The following pro forma financial information and notes thereto of Security Capital are included as Appendix II to this Form 8-K/A and are incorporated by reference herein:

            (i)   Introduction to pro forma financial information.

            (ii)  Pro forma combined balance sheet as of June 30, 1997
                  (unaudited).

            (iii) Pro forma combined statement of operations for the fiscal year ended September 30, 1996 (unaudited).

            (iv) Pro forma combined statement of operations for the three months ended December 31, 1996 (unaudited).

            (v) Pro forma combined statement of operations for the six months ended June 30, 1997 (unaudited).

            (vi)  Notes to pro forma financial information.

        (c) Exhibits.

            None.

                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              SECURITY CAPITAL CORPORATION

Date: September 10, 1997          LARRY M. KARREN
                                  Larry M. Karren, Treasurer
                                  (Principal Financial Officer)

                                                                      APPENDIX I

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholder
Pumpkin, Ltd.
Denver, Colorado

We have audited the accompanying balance sheets of Pumpkin, Ltd. d/b/a Pumpkin Masters, Inc., as of January 31, 1997 and 1996, and the related statements of operations, changes in stockholder's equity and cash flows for each of the three years in the period ended January 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pumpkin, Ltd. d/b/a Pumpkin Masters, Inc., as of January 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended January 31, 1997 in conformity with generally accepted accounting principles.

                                             Ehrhardt Keefe Steiner & Hottman PC

March 26, 1997
Denver, Colorado

                        PUMPKIN LTD. D/B/A PUMPKIN MASTERS

                                  BALANCE SHEETS

                                                         JANUARY 31,
                                                -----------------------------   June 27,
                                                    1997            1996         1997
                                                -------------   -------------  ----------
                                                                               (Unaudited)
                                     ASSETS
Current assets
  Cash and cash equivalents .................   $ 1,319,920    $   627,192    $   131,664
  Accounts receivable - trade, net of
     allowance for doubtful accounts of
     $35,000, $40,042 and $35,000 for
     the years ended January 31, 1997
     and 1996 and January 27, 1997,
     respectively ...........................        69,050        222,385        406,529
  Inventory (Note 2) ........................       639,542        862,028      2,440,707
  Prepaid expenses and other ................        11,048         15,144         13,637
                                                -----------    -----------    -----------
     Total current assets ...................     2,039,560      1,726,749      2,992,537
                                                -----------    -----------    -----------
Property and equipment, at cost
  Molds and machinery .......................       213,010        153,438        238,010
  Equipment .................................       149,807        149,807        149,807
  Automobiles ...............................        26,287         26,287         26,287
  Furniture and fixtures ....................        62,318         58,483         62,318
  Leasehold improvements ....................       228,149        127,212        228,149
                                                -----------    -----------    -----------
                                                    679,571        515,227        704,571
  Less accumulated depreciation .............      (378,991)      (264,508)      (420,115)
                                                -----------    -----------    -----------
     Total property and equipment, net ......       300,580        250,719        284,456
                                                -----------    -----------    -----------
Intangible assets (Note 3) ..................       115,640         78,040        128,922
                                                -----------    -----------    -----------
Total assets ................................   $ 2,455,780    $ 2,055,508    $ 3,405,915
                                                ===========    ===========    ===========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities
  Accounts payable - trade ..................   $   236,041    $   612,618    $ 1,125,103
  Accrued bonus .............................        30,000           --             --
  Other accrued liabilities .................        28,204         21,768         18,287
  Line-of-credit - related party (Note 6) ...          --             --          500,000
                                                -----------    -----------    -----------
     Total current liabilities ..............       294,245        634,386      1,643,390
                                                -----------    -----------    -----------
Commitments and contingencies (Notes 5 and 6)

Stockholder's equity (Note 9)
  Common stock, $.10 par value; 50,000
     shares authorized, 1,000 shares
     issued and outstanding .................           100            100            100
  Additional paid in capital ................       170,300        170,300        170,300
  Retained earnings .........................     1,991,135      1,250,722      1,592,125
                                                -----------    -----------    -----------
      Total stockholder's equity ............     2,161,535      1,421,122      1,762,525
                                                -----------    -----------    -----------
  Total liabilities and stockholder's equity    $ 2,455,780    $ 2,055,508    $ 3,405,915
                                                ===========    ===========    ===========

                       See notes to financial statements.

                            Statements of Operations

                                                           FOR THE YEARS ENDED             FOR THE FIVE   FOR THE PERIOD
                                                                JANUARY 31,                MONTHS ENDED  FROM FEBRUARY 1,
                                               -----------------------------------------     JUNE 30,    1997 TO JUNE 27,
                                                   1997           1996           1995          1996           1997
                                               -----------    -----------    -----------   ------------  ----------------
                                                                                            (Unaudited)     (Unaudited)
Sales ......................................   $ 7,049,316    $ 7,105,901    $ 5,348,877    $ 338,114       $ 480,965
Cost of sales (Note 4) .....................     3,603,759      3,667,766      2,951,365      230,098         287,775
                                               -----------    -----------    -----------    ---------       ---------
Gross profit ...............................     3,445,557      3,438,135      2,397,512      108,016         193,190

 Selling, general and administrative
     expenses ..............................     1,692,609      1,597,349        931,912      498,475         483,948
                                               -----------    -----------    -----------    ---------       ---------
Income from operations .....................     1,752,948      1,840,786      1,465,600     (390,459)       (290,758)

Other (expense) income
  Interest income ..........................        16,933          8,846           --          3,513          13,559
  Interest expense .........................      (119,776)      (193,486)       (90,219)     (32,676)         (3,527)
  Transaction expenses (Note 9) ............          --             --             --           --          (118,284)
  Other ....................................         5,408         18,672         (9,384)        --              --
                                               -----------    -----------    -----------    ---------       ---------
   Total other (expense) income ............       (97,435)      (165,968)       (99,603)     (29,163)       (108,252)
                                               -----------    -----------    -----------    ---------       ---------
Net income (loss) before pro forma
  adjustment ...............................     1,655,513      1,674,818      1,365,997     (419,622)       (399,010)

 Pro forma adjustment - provision
     for income tax (expense) benefit ......      (612,540)      (619,683)      (505,419)     155,260         147,638
                                               -----------    -----------    -----------    ---------       ---------
Pro forma net income (loss) ................   $ 1,042,973    $ 1,055,135    $   860,578    $(246,362)      $(251,372)
                                               ===========    ===========    ===========    =========       =========
Pro forma net income (loss) per common share   $     1,043    $     1,055    $       861    $    (264)      $    (251)
                                               ===========    ===========    ===========    =========       =========
Weighted average common shares outstanding .         1,000          1,000          1,000        1,000           1,000
                                               ===========    ===========    ===========    =========       =========

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                            COMMON STOCK     ADDITIONAL                        TOTAL
                                         -----------------    PAID-IN        RETAINED      STOCKHOLDER'S
                                         SHARES    AMOUNT     CAPITAL        EARNINGS         EQUITY
                                         ------   --------   -----------    -----------    -----------
Balance - February 1, 1994 ...........    1,000   $    100   $   170,300    $   264,907    $   435,307

Net income for the year ..............     --         --            --        1,365,997      1,365,997

Stockholder distributions ............     --         --            --       (1,640,000)    (1,640,000)
                                         ------   --------   -----------    -----------    -----------
Balance - January 31, 1995 ...........    1,000        100       170,300         (9,096)       161,304

Net income for the year ..............     --         --            --        1,674,818      1,674,818

Stockholder distributions ............     --         --            --         (415,000)      (415,000)
                                         ------   --------   -----------    -----------    -----------
Balance - January 31, 1996 ...........    1,000        100       170,300      1,250,722      1,421,122

Net income for the year ..............     --         --            --        1,655,513      1,655,513

Stockholder distributions ............     --         --            --         (915,100)      (915,100)
                                         ------   --------   -----------    -----------    -----------
Balance - January 31, 1997 ...........    1,000        100       170,300      1,991,135      2,161,535

 Net (loss) for the period (unaudited)     --         --            --         (399,010)      (399,010)
                                         ------   --------   -----------    -----------    -----------
 Balance - June 27, 1997 (unaudited)      1,000   $    100   $   170,300    $ 1,592,125    $ 1,762,525
                                         ======   ========   ===========    ===========    ===========

                       See notes to financial statements.

                                 STATEMENTS OF CASH FLOWS

                                                       FOR THE YEARS ENDED                FOR THE FIVE   FOR THE PERIOD
                                                            JANUARY 31,                   MONTHS ENDED  FROM FEBRUARY 1,
                                              -----------------------------------------     JUNE 30,    1997 TO JUNE 27,
                                                  1997          1996           1995           1996           1997
                                              -----------    -----------    -----------    -----------    -----------
                                                                                           (Unaudited)    (Unaudited)
Cash flows from operating activities
  Net income (loss) .......................   $ 1,655,513    $ 1,674,818    $ 1,365,997    $  (419,622)   $  (399,010)
                                              -----------    -----------    -----------    -----------    -----------
  Depreciation and amortization ...........       146,540         91,819         57,249         44,446         51,323
  Abandonment of equipment and intangibles         18,910            645          9,384           --             --
  Changes in certain assets and liabilities
   Accounts receivable ....................       153,335        482,895       (525,353)       (52,621)      (337,479)
   Inventories ............................       222,486       (330,232)      (166,690)    (1,930,251)    (1,801,165)
   Prepaid expenses and other .............         4,096         (9,263)        (5,880)         1,338         (2,589)
   Accounts payable .......................      (376,577)       224,983        161,040        159,298        889,062
   Accrued liabilities and bonus ..........        36,436        (82,445)        36,743            367        (39,917)
                                              -----------    -----------    -----------    -----------    -----------
                                                  205,226        378,402       (433,507)    (1,777,423)    (1,240,765)
                                              -----------    -----------    -----------    -----------    -----------
     Net cash provided by (used in)
        operating activities ..............     1,860,739      2,053,220        932,490     (2,197,045)    (1,639,775)
                                              -----------    -----------    -----------    -----------    -----------
Cash flows from investing activities
  Purchase of fixed assets and leaseholds .      (164,345)      (196,048)       (52,244)      (143,480)       (25,000)
  Purchase of intangible assets ...........       (88,566)       (57,938)       (14,340)       (10,301)       (23,481)
                                              -----------    -----------    -----------    -----------    -----------
      Net cash used in investing activities      (252,911)      (253,986)       (66,584)      (153,781)       (48,481)
                                              -----------    -----------    -----------    -----------    -----------
Cash flows from financing activities
  Advances on line-of-credit ..............     3,150,000      2,785,000      1,415,000      2,600,000        500,000
  Payments on line-of-credit ..............    (3,150,000)    (3,610,000)      (590,000)          --             --
  Stockholder distributions ...............      (915,100)      (415,000)    (1,640,000)      (522,100)          --
                                              -----------    -----------    -----------    -----------    -----------
      Net cash (used in) provided by
        financing activities ..............      (915,100)    (1,240,000)      (815,000)     2,077,900        500,000
                                              -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in cash
  and cash equivalents ....................       692,728        559,234         50,906       (272,926)    (1,188,256)

 Cash and cash equivalents, beginning
   of period ..............................       627,192         67,958         17,052        627,192      1,319,920
                                              -----------    -----------    -----------    -----------    -----------
Cash and cash equivalents, end
  of period ...............................   $ 1,319,920    $   627,192    $    67,958    $   354,266    $   131,664
                                              ===========    ===========    ===========    ===========    ===========

Supplemental disclosure
      Interest paid for the years ended January 31, 1997, 1996 and 1995 was $119,776, $193,486 and $90,219, respectively. Interest paid for the five months ended June 30, 1996 (unaudited) and the period from February 1, 1997 to June 27, 1997 (unaudited) was $32,676 and $3,527, respectively.

                       See notes to financial statements.

NOTE 1 - DESCRIPTION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Pumpkin, Ltd. sells craft tool kits to customers throughout the United States and Canada. Since September 16, 1993, the Company has been known as Pumpkin, Ltd. d/b/a Pumpkin Masters, Inc. (the Company).

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and trade receivables.

The Company's cash is primarily maintained in demand deposit accounts placed with a high credit quality financial institution. The Company's investment policy limits its exposure to concentrations of credit risk. However, such deposit accounts at times may exceed federally insured limits.

Concentrations of credit risk with respect to trade accounts receivable are limited due to the large number of customers dispersed across various geographic areas with relatively short payment terms. To reduce credit risk, the Company periodically performs credit analysis and monitors its customers financial condition and carries accounts receivable insurance.

INVENTORY

Inventory is stated at cost using the first-in, first-out method of valuation.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Depreciation of property and equipment is provided using straight-line and accelerated methods over the estimated useful lives of the assets. Leasehold improvements are amortized using the straight-line method over the remaining lives of the leases of the respective improvements. Estimated useful lives of the related assets are as follows:

  CLASSIFICATION                USEFUL LIVES
  --------------                ------------
Molds                            5-7 years
Equipment                        5 years
Automobiles                      5 years
Furniture and fixtures           5-10 years
Leasehold improvements           34-60 months

INTANGIBLE ASSETS

Intangible assets consist of organization, development, trademark, copyright and patent costs and are carried at cost, less accumulated amortization. The assets are amortized over 5 to 17 years using the straight-line method.

INCOME TAXES

The Company currently operates as an S corporation. As such, no provision for income taxes for the Company has been provided in the accompanying financial statements as any income or loss is included on the income tax returns of the shareholder. The pro forma tax provision and net income (loss), assuming a 37% tax rate, discloses the tax expense (benefit) incurred had the Company been a C-Corporation subject to Federal income taxes.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

The carrying value of the Company's cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and line-of-credit approximate their fair values due to the short-term nature of these financial instruments.

INTERIM FINANCIAL STATEMENTS (UNAUDITED)

In the opinion of the Company, the accompanying unaudited financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company at June 27, 1997 and the results of their operations and changes in cash flows for the five months ended June 30, 1996 and the period from February 1, 1997 to June 27, 1997. The results of operations for these periods are not indicative of the results to be expected for the full year due to the seasonal nature of the Company's operations.

NET INCOME PER COMMON SHARE

Net income per common share has been computed based on the weighted average number of common shares outstanding during each year and period.

NOTE 2 - INVENTORY

Inventory includes the following:
                                          JANUARY 31,
                                    -----------------------          JUNE 27,
                                      1997          1996              1997
                                    --------     ----------        ----------
                                                                  (Unaudited)
Raw materials ..............        $425,846     $  432,103        $  865,234
Finished goods .............         213,696        429,925         1,575,473
                                    --------     ----------        ----------
                                    $639,542     $  862,028        $2,440,707
                                    ========     ==========        ==========

NOTE 3 - INTANGIBLE ASSETS

Intangible assets include the following intangible assets:

                                                JANUARY 31,
                                          -----------------------      JUNE 27,
                                            1997          1996           1997
                                          ---------     ---------     ---------
                                                                     (Unaudited)
Organization costs ...................    $     807     $     807     $     807
Development costs ....................      131,112        79,735       154,360
Trademarks ...........................        4,999         2,077         5,110
Copyrights ...........................          358           358           358
Patents ..............................       21,322        10,685        21,442
                                          ---------     ---------     ---------
                                            158,598        93,662       182,077
Less: accumulated amortization .......      (42,958)      (15,622)      (53,155)
                                          ---------     ---------     ---------
                                          $ 115,640     $  78,040     $ 128,922
                                          =========     =========     =========

NOTE 4 - COST OF SALES

Cost of sales has the following components:

                                                  FOR THE YEARS ENDED              FOR THE FIVE     FOR THE PERIOD
                                                       JANUARY 31,                 MONTHS ENDED    FROM FEBRUARY 1,
                                        -----------------------------------------   JUNE 30,       1997 TO JUNE 27,
                                          1997             1996          1995         1996             1997
                                       -----------     -----------    -----------   ---------        ---------
                                                                                   (Unaudited)      (Unaudited)
Product costs ......................   $ 3,124,782     $ 2,979,122    $ 2,425,155   $ 196,030        $ 251,266
Commissions ........................     478,977         688,644        526,210       34,068           36,509
                                       -----------     -----------    -----------   ---------        ---------
Total cost of sales ................   $ 3,603,759     $ 3,667,766    $ 2,951,365   $ 230,098        $ 287,775
                                       ===========     ===========    ===========   =========        =========

NOTE 5 - OPERATING LEASES

The Company leases storage, office space and certain equipment (Note 7) under long-term operating leases. The storage and a certain office space lease expires July 31, 1998 with an option to continue leasing on a month-to-month basis. Additional office space is leased on a month-to-month basis. The Company pays expenses associated with the buildings. The Company has various leases expiring during the fiscal years ending January 31, 1998 and 1999. There are no renewal options. Total rent and lease expense was $58,820, $54,549 and $33,632 for the years ended January 31, 1997, 1996 and 1995, respectively. The total rent expense for the five months ended June 30, 1996 (unaudited) and the period from February 1, 1997 to June 27, 1997 (unaudited) was $25,906 and $23,299, respectively.

The following is a schedule of future minimum rental payments required under the above operating leases.

            YEAR ENDING
            JANUARY 31,
            -----------
              1998                  $ 23,616
              1999                     4,653
                                    --------
                                    $ 28,269

NOTE 6 - RELATED PARTY TRANSACTIONS

The Company leases its storage and office space from a limited liability company owned 100% by the sole shareholder and another related party.

Certain computer equipment is leased from a trust whose trustee is a related party to the Company.

A series of short-term notes with a related party limited liability company are used to provide the necessary funds to settle short-term liabilities of the Company. Each note carries interest at 9% and has a one year maturity date. There were no outstanding balances pertaining to these notes as of January 31, 1997 and 1996, however, there was an outstanding balance of $500,000 as of June 27, 1997 (unaudited).

NOTE 7 - SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION

The Company sponsors a salary reduction simplified employee pension plan covering employees at least twenty-one years of age with at least one year of service, and whose compensation exceeds $300 a year. The Company does not make contributions to this plan.

NOTE 8 - ECONOMIC DEPENDENCY

Substantially all of the Company's products are assembled and shipped by an unrelated company. The Company believes that should something happen to the assembler, a replacement could be found.

NOTE 9 - SALE OF ASSETS - SUBSEQUENT EVENT

Effective June 27, 1997, the Company's stockholder sold all of her common stock in the Company in exchange for 200 shares of common stock of Pumpkin Masters Holdings, Inc. (Holdings) and $5,575,671 cash. In addition, the stockholder is entitled to additional payments based on financial performance of Holdings as defined in the acquisition agreement.

                                                                     APPENDIX II

                          SECURITY CAPITAL CORPORATION

                         PRO FORMA FINANCIAL INFORMATION

INTRODUCTION:

The pro forma financial statement presented herein give pro forma effect to two transactions:

1.    The purchase of Pumpkin Ltd. on June 27, 1997, and
2.    The sale of Foster Insurance Services on July 19, 1997

On June 27, 1997, Security Capital Corporation (the "Company") acquired an effective 71.6% interest in Pumpkin Ltd. for $7,871,000. The acquisition was accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion No. 16. The allocation of purchase price to the tangible and intangible assets acquired, as reflected in the Consolidated Financial Statements as of June 30, 1997, was based upon preliminary determination of the fair value of the tangible assets. As such, the final allocation of purchase price may vary from that presented herein.

On July 15, 1997 the Company sold all its interest in Foster Insurance Services, Inc. ("FIS") for $1,525,000. Foster was a 50% owned investment carried on the equity basis of accounting.

The accompanying Pro Forma Combined Balance Sheet as of June 30, 1997 is intended to reflect the disposition of FIS as if it had occurred on June 30, 1997. (No pro forma adjustment is required for the acquisition of Pumpkin since it is included in the June 30, 1997 Consolidated Balance Sheet.)

The accompanying Pro Forma Combined Statements of Operations for the year ended September 30, 1996, the three months ended December 31, 1996, and for the six months ended June 30, 1997, are intended to reflect the acquisition of Pumpkin and disposition of FIS as if both had occurred at the beginning of the respective fiscal periods presented.

The accompanying Pro Forma Combined Financial Information does not purport to be indicative of the results of operations and financial condition that would have been achieved had the acquisition and disposition actually been consummated at the beginning of the respective fiscal periods presented. In addition, the accompanying Pro Forma Combined Financial Information does not purport to be indicative of the results of operations which may be achieved in the future.

The accompanying Pro Forma Combined Financial Information has been prepared using the assumptions set forth in the accompanying Notes to the Pro Forma Combined Financial Information and should be read in conjunction with the audited Consolidated Financial Statements and Notes thereto contained in the Registrant's Annual Report on Form 10-K for the year ended September 30, 1996, which are incorporated by reference herein, and the unaudited Consolidated Financial Statements and Notes thereto contained in the Registrant's Quarterly Reports on Form 10-Q for the periods ended December 31, 1996 and June 30, 1997, which are incorporated by reference herein. The Company changed its fiscal year from September 30 to December 31 effective December 31, 1996.

                  SECURITY CAPITAL CORPORATION AND SUBSIDIARIES

PRO FORMA COMBINED BALANCE SHEET
JUNE 30, 1997 (UNAUDITED) (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
- --------------------------------------------------------------------------------
                                      HISTORICAL
                                       SECURITY
                                       CAPITAL        PRO FORMA    PRO FORMA
ASSETS                               CORPORATION     ADJUSTMENTS   COMBINED

CURRENT ASSETS:
   Cash and cash equivalents .......   $ 6,341       $ 1,525(1)    $  7,866
   Accounts receivable - trade .....     5,308          --            5,308
   Inventory .......................     7,292          --            7,292
   Other current assets ............     1,018           150(2)       1,168
                                       -------       -------       --------
                Total current assets    19,959         1,675         21,634

PROPERTY AND EQUIPMENT, NET ........     1,436          --            1,436

GOODWILL AND OTHER INTANGIBLES, NET     13,827          --           13,827

LICENSES AND OTHER ASSETS ..........       274          --              274

INVESTMENT IN AND ADVANCES TO JOINT
   ENTERPRISE ......................       150          (150)(2)

TOTAL ..............................   $35,646       $ 1,525       $ 37,171
                                       =======       =======       ========

See notes to pro forma financial information.

- --------------------------------------------------------------------------------

                                                            HISTORICAL
                                                             SECURITY
                                                             CAPITAL     PRO FORMA    PRO FORMA
LIABILITIES AND STOCKHOLDERS' EQUITY                       CORPORATION  ADJUSTMENTS   COMBINED

CURRENT LIABILITIES:
   Notes payable, bank ...................................   $  5,453      $ --       $  5,453
   Current portion of long-term debt .....................      1,600        --          1,600
   Accounts payable ......................................      1,996        --          1,996
   Accrued interest expense and other liabilities ........        351        --            351
                                                              -------                 --------
                Total current liabilities ................      9,400        --          9,400

LONG-TERM DEBT, LESS CURRENT PORTION .....................     13,059        --         13,059
                                                              -------                 --------
OTHER LONG-TERM LIABILITIES ..............................        467        --            467
                                                              -------                 --------
MINORITY INTEREST ........................................      1,526        --          1,526
                                                              -------                 --------
CLASS A REDEEMABLE PREFERRED STOCK,
   $.01 par value, 50,000 shares authorized, 30,000 shares
   issued (including dividends in arrears of $1,762) .....      4,762        --          4,762
                                                              -------                 --------
STOCKHOLDERS' EQUITY:
   Common stock, $.01 par value, 7,500 shares
      authorized, 551 shares issued
   Class A common stock, $.01 par value, 10,000,000
      authorized, 4,378,671 shares issued ................         44        --             44
   Preferred stock, $.01 par value, 2,500,000 shares
      authorized, none issued
   Additional paid-in capital ............................     62,544        --         62,544
   Accumulated deficit ...................................    (50,941)      1,525(  1) (49,416)
                                                             --------      ------     --------
                Total ....................................     11,647       1,525       13,172

   Less:  Treasury stock, at cost, 318,576 shares ........     (5,215)       --         (5,215)
                                                              -------                 --------
                Total stockholders' equity ...............      6,432       1,525        7,957
                                                             --------      ------     --------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ...............   $ 35,646      $1,525     $ 37,171
                                                             ========      ======     ========

SECURITY CAPITAL CORPORATION AND SUBSIDIARIES

PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996 (Unaudited)
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                       HISTORICAL
                                                               --------------------------
                                                                SECURITY
                                                                 CAPITAL          PUMPKIN         PRO FORMA
                                                               CORPORATION          LTD.          ADJUSTMENTS           COMBINED
PRODUCT SALES .........................................          $ 9,854           $ 7,069                              $ 16,923

COST OF GOODS SOLD ....................................            4,764             3,465           $  98(3)              8,327
                                                                 -------           -------           -----              --------

GROSS PROFIT (LOSS) ...................................            5,090             3,604             (98)                8,596

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES ...........................................            4,086             1,767             196(1)              6,049
                                                                 -------           -------           -----              --------
OPERATING INCOME (LOSS) ...............................            1,004             1,837            (294)                2,547
                                                                 -------           -------           -----              --------
OTHER INCOME/(EXPENSES):
   Income (loss) from joint enterprises ...............              362                              (362)(4)
   Interest income ....................................              483                15                                   498
   Interest expense ...................................             (731)                             (616)(2)            (1,347)
   Other income .......................................               82                 3                                    85
                                                                 -------           -------                              --------
                Total other income/(expenses) .........              196                18            (978)                 (764)
                                                                 -------           -------           -----              --------

MINORITY INTEREST SHARE OF (INCOME) LOSS ..............             (129)                             (177)(5)              (306)
                                                                 -------           -------           -----              --------
INCOME (LOSS) BEFORE PROVISION FOR
   INCOME TAXES .......................................            1,071             1,855          (1,449)                1,477

INCOME TAXES ..........................................              (58)                              (50)(6)              (108)
                                                                 -------                                                --------
NET INCOME (LOSS) .....................................            1,013             1,855          (1,499)                1,369

LESS PREFERRED STOCK DIVIDENDS ........................             (450)                                                   (450)
                                                                 -------                                                --------
NET INCOME (LOSS) APPLICABLE TO COMMON
   STOCKHOLDERS .......................................          $   563           $ 1,855          $(1499)             $    919
                                                                 =======           =======           =====              ========
NET INCOME (LOSS) PER SHARE
                                                                 $  0.14                                                $   0.23
                                                                 =======                                                ========
WEIGHTED AVERAGE COMMON AND COMMON
   SHARE EQUIVALENT SHARES OUTSTANDING ................            4,060                                                   4,060
                                                                 =======                                                ========

See notes to pro forma financial information.

SECURITY CAPITAL CORPORATION AND SUBSIDIARIES

PRO FORMA COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED DECEMBER 31, 1996 (Unaudited)
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                      HISTORICAL
                                                               --------------------------
                                                                SECURITY
                                                                 CAPITAL          PUMPKIN             PRO FORMA
                                                               CORPORATION          LTD.             ADJUSTMENTS            COMBINED
PRODUCT SALES ........................................          $ 5,073           $   132                                   $ 5,205

COST OF GOODS SOLD ...................................            2,476               164              $    25(3)             2,665
                                                                -------           -------              -------              -------
GROSS PROFIT (LOSS) ..................................            2,597               (32)                 (25)               2,540

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES ..........................................            1,710               447                   49(1)             2,206
                                                                -------           -------              -------              -------
OPERATING INCOME (LOSS) ..............................              887              (479)                 (74)                 334
                                                                -------           -------              -------              -------
OTHER INCOME/(EXPENSES):
   Income (loss) from joint enterprises ..............             (211)                                   211(4)
   Interest income ...................................               98                 5                                       103
   Interest expense ..................................             (507)                                  (154)(2)             (661)
   Other income ......................................               16                 5                                        21
                                                                -------           -------                                   -------
                Total other income/(expenses) ........             (604)               10                   57                 (537)
                                                                -------           -------              -------              -------
MINORITY INTEREST SHARE OF (INCOME) LOSS .............              (55)                                   199(5)               144
                                                                -------           -------              -------              -------
INCOME (LOSS) BEFORE PROVISION FOR
   INCOME TAXES ......................................              228              (469)                 182                  (59)

INCOME TAXES .........................................             (103)                                                       (103)
                                                                -------                                                     -------
NET INCOME (LOSS) ....................................              125              (469)                 182                 (162)

LESS PREFERRED STOCK DIVIDENDS .......................             (113)                                                       (113)
                                                                -------                                                     -------
NET INCOME (LOSS) APPLICABLE TO COMMON
   STOCKHOLDERS ......................................          $    12           $  (469)             $   182              $  (275)
                                                                =======           =======              =======              =======
NET INCOME (LOSS) PER SHARE ..........................          $  0.00                                                     $ (0.07)
                                                                =======                                                     =======
WEIGHTED AVERAGE COMMON AND COMMON
   SHARE EQUIVALENT SHARES OUTSTANDING ...............            4,060                                                       4,060
                                                                =======                                                     =======

See notes to pro forma financial information.

SECURITY CAPITAL CORPORATION AND SUBSIDIARIES

PRO FORMA COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (Unaudited)
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                      HISTORICAL
                                                              --------------------------
                                                               SECURITY
                                                                CAPITAL           PUMPKIN             PRO FORMA
                                                              CORPORATION           LTD.             ADJUSTMENTS            COMBINED
PRODUCT SALES ........................................          $ 6,032           $   420                                   $ 6,452

COST OF GOODS SOLD ...................................            2,617               269              $    49(3)             2,935
                                                                -------           -------              -------              -------
GROSS PROFIT (LOSS) ..................................            3,415               151                  (49)               3,517

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES ..........................................            3,394               946                   98(1)             4,438
                                                                -------           -------              -------              -------
OPERATING INCOME (LOSS) ..............................               21              (795)                (147)                (921)
                                                                -------           -------              -------              -------
OTHER INCOME/(EXPENSES):
   Income (loss) from joint enterprises ..............              274                                   (274)(4)
   Interest income ...................................              182                19                                       201
   Interest expense ..................................             (744)                                  (308)(2)           (1,052)
   Other income (expense) ............................              (50)              (19)                                      (69)
                                                                -------           -------                                   -------
                Total other income/(expenses) ........             (338)                                  (582)                (920)

MINORITY INTEREST SHARE OF (INCOME) LOSS .............               86                                    355 (5)              441
                                                                -------           -------              -------              -------
INCOME (LOSS) BEFORE PROVISION FOR
   INCOME TAXES ......................................             (231)             (795)                (374)              (1,400)

INCOME TAXES .........................................               (8)                                                         (8)
                                                                -------                                                     -------
NET INCOME (LOSS) ....................................             (239)             (795)                (374)              (1,408)

LESS PREFERRED STOCK DIVIDENDS .......................             (225)                                                       (225)
                                                                -------                                                     -------
NET INCOME (LOSS) APPLICABLE TO COMMON
   STOCKHOLDERS ......................................          $  (464)          $  (795)             $  (374)             $(1,633)
                                                                =======           =======              =======              =======
NET INCOME (LOSS) PER SHARE ..........................          $ (0.11)                                                    $ (0.40)
                                                                =======                                                     =======
WEIGHTED AVERAGE COMMON AND COMMON
   SHARE EQUIVALENT SHARES OUTSTANDING ...............            4,060                                                       4,060
                                                                =======                                                     =======

See notes to pro forma financial information.

SECURITY CAPITAL CORPORATION

NOTES TO PRO FORMA FINANCIAL INFORMATION

The following describe the pro forma adjustments made to the accompanying Pro Forma Combined Balance Sheet and Statements of Operations.

PRO FORMA COMBINED BALANCE SHEET - JUNE 30, 1997:

(1) To reflect cash received of $1,525,000 from the sale of Foster Insurance Services and the recognition of the gain on sale of the same amount.

(2)   To reclassify assets of joint enterprise which will be sold or redeployed.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED SEPTEMBER 30, 1996, THREE MONTHS ENDED DECEMBER 31, 1996, AND SIX MONTHS ENDED JUNE 30, 1997:

(1) To record amortization of goodwill resulting from the acquisition of Pumpkin Ltd. based upon a twenty year life.

(2) To record interest expense and amortization of debt issuance cost on debt incurred in the acquisition of Pumpkin Ltd.

(3) To record amortization of Pumpkin Ltd. patents over their remaining useful lives.

(4) To eliminate income from joint enterprise (Foster Insurance Services) which was sold.

(5) To record minority interest share of net income or loss of Pumpkin Ltd., including minority interest share of income taxes in accordance with the Tax Sharing Agreement among the Company and its subsidiaries.

(6)   To record additional income taxes related to income from Pumpkin Ltd.